SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events that occurred after June 30, 2025, through August 14, 2025.

On July 24, 2025, CJMB, entered into a Purchase Agreement with a certain investor, whereby CJMB has the right, but not the obligation, to sell to the Investor, up to an aggregate of $25.0 million of shares of CJMB’s common stock, par value $0.001 per share, subject to the terms and conditions set forth therein.

The Purchase Agreement has a term ending on the earlier of (i) the first day of the month following the 18-month anniversary of the Commencement Date or (ii) the date the Investor has purchased the shares equal to the agreed investment amount. Upon effectiveness of the related registration statement, the Company will issue 15,000 shares of Common Stock to the Investor as Commitment Shares. During the term, CJMB may, at its discretion, deliver Regular Purchase Notices for $500,000 to $2,000,000 per notice. Each Regular Purchase is priced at 95% of the lowest daily VWAP during the applicable measurement period (or 80% if the Company’s stock is not trading on the Nasdaq Capital Market). In connection with each Regular Purchase, CMB will provide an estimate of the number of the shares deliverable, based on 90% of the prior day’s closing price.

There have been no other events or transactions during this time which would have a material effect on these consolidated financial statements.

NOTE 12 – SUBSEQUENT EVENTS

During February 2025, we raised gross proceeds of approximately $5,700,000 through our initial public offering (“IPO”) of 1,280,000 shares at $4 per share and a subsequent green shoe of approximately 164,000 shares at $4 per share, with net proceeds of approximately $4,700,000 after deducting underwriting discounts and commissions of approximately $1,000,000. In addition, the Company issued warrants to the underwriters to purchase up to 72,000 shares of the Company’s common stock at an exercise price of $4.00 per share. The warrants have a term of five years.

At the time of the initial public offering the company issued approximately 1,220,000 options to its employees and consultants at $4 per share. The exercise price of the options is $4 per share. The options will vest quarterly over a twenty four month period from the option grant date.

During May 2024, the Company was sent a demand letter alleging that the company breached the terms of a Customer Service Agreement with one of its vendors that it did business within a prior year. The vendor alleges that the Company improperly terminated the agreement without proper notice and therefore owes it $507,573. The Company responded to the vendor’s demand letter and asserts that it only owes the vendor the sum of $85,000 which is included in its accrued expenses as of December 31, 2023. During February 2025, the parties agreed to settle the matter for $240,800. The company as of December 31, 2024 increased the expenses by $155,800 to reflect the settled amount and the $ 240,800 was paid on February 26, 2025.

The Company has evaluated subsequent events that occurred after December 31, 2024, through March 28, 2025. There have been no other events or transactions during this time which would have a material effect on these consolidated financial statements.